EXHIBIT 10.1
                                                              ------------





                       PREFERRED STOCK PURCHASE AGREEMENT
                       ----------------------------------

     This Preferred Stock Purchase Agreement ("Agreement") is entered into and
                                               ---------
effective as of February 19, 2010 ("Effective Date"), by and among Entech Solar,
                                    --------------
Inc., a Delaware corporation ("Company"), and Socius Capital Group, LLC, a
                               -------
Delaware limited liability company, dba Socius Energy Capital Group, LLC (including its designees, successors and assigns, "Investor").
                                                   --------

                                    RECITALS

     A. The parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to Investor, and Investor shall purchase from the Company, from time to time as provided herein, up to $5,000,000.00 of shares of Series G Preferred Stock; and

     B. The offer and sale of the Securities provided for herein are being made without registration under the Act, in reliance upon the provisions of
Section 4(2) of the Act, Regulation D promulgated under the Act, and such other exemptions from the registration requirements of the Act as may be available with respect to any or all of the purchases of Securities to be made hereunder.

                                   AGREEMENT

     In consideration of the premises, the mutual provisions of this Agreement, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Company and Investor agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designations, and (b) the following terms have the meanings indicated in this ARTICLE 1:
                                    ---------

"Act" means the Securities Act of 1933, as amended.
 ---

"Affiliate" means any Person that, directly or indirectly through one or more
 ---------
intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act. With respect to Investor, without limitation, any Person owning, owned by, or under common ownership with Investor, and any investment fund or managed account that is managed on a discretionary basis by the same investment manager as Investor will be deemed to be an Affiliate.

"Agreement" means this Preferred Stock Purchase Agreement including the exhibits
 ---------
and schedules hereto.

"Blackout Period" has the meaning set forth in Section 5.14(h).
 ---------------                               --------------

"Bloomberg" means Bloomberg Financial Markets.
 ---------

"Certificate of Designations" means the certificate to be filed with the
 ---------------------------
Secretary of State of the State of Delaware, in the form attached hereto as Exhibit B.
---------

"Change in Control" has the meaning set forth within the definition of
 -----------------
Fundamental Transaction, below.

"Closing" means any one of (i) the Commitment Closing and (ii) each Tranche
 -------
Closing.

"Closing Bid Price" means, for any security as of any date, the last closing bid
 -----------------
price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and Investor. If the Company and Investor are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 6.7. All such determinations
                                           -----------
to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

"Commitment Closing" has the meaning set forth in Section2.2(a).
 ------------------                               -------------

"Commitment Fee" means a non-refundable fee of $250,000.00 (5.0% of the
 --------------
Maximum Placement), payable by the Company to Investor in consideration of Investor's commitment to fund the investment contemplated by this Agreement. The Commitment Fee is earned in full on the Effective Date, and payable as set forth in Section 2.2(b) hereof.
         --------------

"Commitment Fee Shares" means any shares of Common Stock issued to Investor in
 ---------------------
payment of the Commitment Fee with such shares of Common Stock equal in value to $250,000.00 as calculated in accordance with the Commitment Share VWAP Price.

"Commitment Share VWAP Price" means the lower of (1) 82% of the VWAP of the
 ---------------------------
Common Stock for the five Trading Days immediately preceding the Effective Date, or (2) 82% of the VWAP of the Common Stock for the five Trading Days immediately preceding the date that the Commitment Fee is paid to Investor.

"Common Shares" includes the Warrant Shares and any Commitment Fee Shares.
 -------------

"Common Stock" means the common stock, par value $0.001 per share, of the
 ------------
Company, and any replacement or substitute thereof, or any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

"Company Termination" has the meaning set forth in Section 3.2.
 -------------------                               -----------

"Delisting Event" means any time during the term of this Agreement, that the
 ---------------
Common Stock is not listed for and actively and/or regularly trading on a Trading Market, or is suspended or delisted with respect to the trading of the shares of Common Stock on a Trading Market.

"Disclosure Schedules" means the disclosure schedules of the Company delivered
 --------------------
concurrently herewith, attached hereto, and incorporated herein by reference. The Disclosure Schedules shall contain no material non-public information.

"DTC" means The Depository Trust Company, or any successor performing
 ---
substantially the same function for Company.

"DWAC Shares" means, except as expressly stated otherwise herein, all Common
 -----------
Shares or other shares of Common Stock issued or issuable to Investor or any Affiliate, successor or assign of Investor pursuant to any of the Transaction Documents, including without limitation any Warrant Shares, all of which shall be (a) issued in electronic form, (b) freely tradable and without restriction on resale, and (c) timely credited by Company to the specified Deposit/Withdrawal at Custodian (DWAC) account with DTC under its Fast Automated Securities Transfer (FAST) Program or any similar program hereafter adopted by DTC performing substantially the same function, in accordance with irrevocable instructions issued to and countersigned by the Transfer Agent, in the form attached hereto as Exhibit C or in such other form agreed upon by the parties.
                   ---------

"Exchange Act" means the Securities Exchange Act of 1934, as amended.
 ------------

"Fundamental Transaction" means and shall be deemed to have occurred at
 -----------------------
such time upon any of the following events:

     (i) a consolidation, merger or other business combination or event or transaction, following which the holders of Common Stock immediately preceding such consolidation, merger, combination or event either (a) no longer hold a majority of the shares of Common Stock or (b) no longer have the ability to elect a majority of the board of directors of the Company (a "Change in
                                                              ---------
Control");
-------

     (ii) the sale or transfer of all or substantially all of the Company's assets, other than in the ordinary course of business; or

     (iii) a purchase, tender or exchange offer made to the holders of the outstanding shares of Common Stock that is accepted by more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to such purchase, tender or exchange offer or held by Investor or an Affiliate of Investor).

"GAAP" means United States generally accepted accounting principles applied
 ----
on a consistent basis during the periods involved.

"Indebtedness" means (a) any liabilities for borrowed money or amounts owed in
 ------------
excess of $250,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $250,000 due under leases required to be capitalized in accordance with GAAP.

"Liens" means a lien, charge, security interest, encumbrance, right of first
 -----
refusal, preemptive right or other restriction.

"Lock-Up Agreements" means an agreement in the form attached as Exhibit D,
 ------------------                                             ---------
executed by each of the Company's officers, directors and beneficial owners of 10% or more of the Common Stock, precluding each such Person from participating in any sale of the Common Stock from the Tranche Notice Date through the Tranche Closing Date.

"Material Adverse Effect" means any material adverse effect on (i) the legality,
 -----------------------
validity or enforceability of any Transaction Document, (ii) the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

"Material Agreement" means (i) any material loan agreement, financing agreement,
 ------------------
equity investment agreement or securities instrument to which Company is a party, (ii) any agreement or instrument to which Company and Investor or any Affiliate of Investor is a party, and (iii) if a default by the Company thereunder would have a Material Adverse Effect, any other material agreement listed, or required to be listed, on any of Company's reports filed or required to be filed with the SEC, including without limitation Forms 10-K, 10-Q or 8-K.

"Maximum Placement" means $5,000,000.00.
 -----------------

"Maximum Tranche Amount" means, subject to any other applicable limitations set
 ----------------------
forth in this Agreement, the Maximum Placement less the amount of any previously noticed and funded Tranches.

"Officer's Closing Certificate" means a certificate in customary form
 -----------------------------
reasonably acceptable to Investor, executed by an authorized officer of the Company.

"Opinion" means an opinion from Company's outside legal counsel, in the form
 -------
attached as Exhibit E or in such other form agreed upon by the parties, to be
            ---------
delivered in connection with the Commitment Closing and any Tranche Closing.

"Person" means an individual or corporation, partnership, trust, incorporated or
 ------
unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Preferred Shares" means shares of Series G Preferred Stock of the Company
 ----------------
provided for in the Certificate of Designations, to be issued to Investor pursuant to this Agreement.

"Prospectus" includes each prospectus and prospectus supplement (within the
 ----------
meaning of the Act) related to the sale or offering of any Common Shares, including without limitation any prospectus or prospectus supplement contained within the Registration Statement.

"Registration Statement" means a valid, current and effective registration
 ----------------------
statement registering for resale the shares of Common Stock to be issued as Warrant Shares and Commitment Fee Shares hereunder, subject to limitations on the total number of shares to be registered as set forth in Section 5.14
                                                             ------------
hereof, and except where the context otherwise requires, means such registration statement, as amended, including (i) all documents filed as a part thereof or incorporated by reference therein, and (ii) any information contained or incorporated by reference in a prospectus filed with the SEC in connection with such registration statement, to the extent such information is deemed under the Act to be part of such registration statement.

"Regulation D" means Regulation D promulgated under the Act.
 ------------

"Required Approval" means any approval of the Trading Market or the Company's
 -----------------
stockholders required to be obtained by Company prior to issuing the Securities pursuant to any applicable rules of the Trading Market.

"Required Tranche Documents" has the meaning set forth in Section 2.3(e).
 --------------------------                               --------------

"Rule 144" means Rule 144 promulgated by the SEC pursuant to the Act, as such
 --------
Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect.

"Rule 144 Eligible" means eligible for immediate resale under Rule 144 without
 -----------------
limitation on the amount of securities sold under Rule 144(e) and without requiring discharge by payment in full of any promissory notes given to the Company prior to the sale of the securities under Rule 144(d)(2)(iii).

"SEC" means the United States Securities and Exchange Commission.
 ---

"SEC Guidance" means (i) any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff, (ii) the Act, and (iii) the Exchange Act.

"SEC Reports" includes all reports required to be filed by the Company under the
 -----------
Act and/or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the Effective Date (or such shorter period as the Company was required by law to file such material) and for the period in which this Agreement is in effect.

"Securities" includes the Warrant, the Common Shares and the Preferred Shares
 ----------
issuable pursuant to this Agreement.

"Subsidiary" means any Person the Company owns or controls, or in which the
 ----------
Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b)(21).

"Termination" has the meaning set forth in Section 3.1.
 -----------                               -----------

"Termination Date" means the earlier of (i) the date that is the two-year
 ----------------
anniversary of the Effective Date, or (ii) the Tranche Closing Date on which the sum of the aggregate Tranche Purchase Price for all Tranche Shares equals the Maximum Placement.

"Termination Notice" has the meaning as set forth in Section 3.2.
 ------------------                                  -----------

"Trading Day" means any day on which the Common Stock is traded on the Trading
 -----------
Market; provided that it shall not include any day on which the Common Stock is
(a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

"Trading Market" means the OTC Bulletin Board, the NASDAQ Capital Market, the
 --------------
NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading system, exchange or market for the Common Stock, but does not include the Pink Sheets inter-dealer electronic quotation and trading system.

"Tranche" has the meaning set forth in Section 2.3(a).
 -------                               --------------

"Tranche Amount" means the amount of any individual purchase of Preferred Shares
 --------------
under this Agreement, as specified by the Company, and shall not exceed the Maximum Tranche Amount.

"Tranche Closing" has the meaning set forth in Section 2.3(f)(iv).
 ---------------                               ------------------

"Tranche Closing Date" has the meaning set forth in Section 2.3(f)(i).
 --------------------                               -----------------

"Tranche Notice" has the meaning set forth in Section 2.3(b).
 --------------                               --------------

"Tranche Notice Date" has the meaning set forth in Section 2.3(b).
 -------------------                               --------------

"Tranche Purchase Price" has the meaning set forth in Section 2.3(b), and shall
 ----------------------                               --------------
be specified in writing by the Company.

"Tranche Share Price" means $10,000.00 per Preferred Share.  The Company may not
 -------------------
issue fractional Preferred Shares.

"Tranche Shares" means the Preferred Shares that are purchased by Investor
 --------------
pursuant to a Tranche. For the Maximum Placement, the Company shall issue 500 Preferred Shares to Investor.

"Transaction Documents" means (i) this Agreement, (ii) the other agreements
 ---------------------
and documents referenced herein to which the Company and/or Investor or any of their respective Affiliates is a party, and (iii) the exhibits and schedules hereto and thereto.

"Transfer Agent" means Computershare or any successor transfer agent for the
 --------------
Common Stock.

"Use of Proceeds Certificate" means a certificate, in substantially the form
 ---------------------------
attached as Exhibit F, signed by an officer of the Company, setting forth how
            ---------
the Tranche Purchase Price will be applied by the Company.

"VWAP" means, for any date, the volume-weighted average price, calculated by
 ----
dividing the aggregate value of Common Stock traded on the Trading Market (price multiplied by number of shares traded) by the total volume (number of shares) of Common Stock traded on the Trading Market for such date, or the nearest preceding Trading Day.

"Warrant Shares" means the shares of Common Stock issuable upon exercise of the
 --------------
Warrant.

"Warrant" means the warrant issuable under this Agreement, in the form attached
 -------
hereto as Exhibit A, to purchase shares of Common Stock with an aggregate
          ---------
exercise price equal to 135.0% of the Maximum Placement (subject to adjustment as set forth therein) and with a per-share exercise price equal to the following (subject to adjustment as set forth therein): (i) with respect to the portion of this Warrant issued on the Effective Date and until the first Tranche Notice Date, the amount per Warrant Share set forth on the face of this Warrant, which is equal to Closing Bid Price for the Common Stock on the Trading Day prior to the Effective Date, and (ii) with respect to the portion of this Warrant that becomes exercisable on any Tranche Notice Date (including the first Tranche Notice Date), an amount per Warrant Share equal to the Closing Bid Price of a share of Common Stock on such Tranche Notice Date.


                                   ARTICLE 2
                               PURCHASE AND SALE

2.1     AGREEMENT TO PURCHASE
        ---------------------
        Subject to the terms and conditions herein and the satisfaction of the conditions to closing set forth in this ARTICLE 2:

        (a) Investor hereby agrees to purchase such amounts of Preferred Shares as the Company may, in its sole and absolute discretion, from time to time elect to issue and sell to Investor according to one or more Tranches pursuant to Section 2.3 below; and
            -----------

        (b) The Company agrees to pay the Commitment Fee and to issue the Preferred Shares, the Common Shares, the Commitment Fee Shares, and the Warrant to Investor as provided herein.

2.2     INVESTMENT COMMITMENT
        ---------------------
        (a) Investment Commitment. The closing of this Agreement (the "Commitment Closing") shall be deemed to occur when this Agreement has been
 ------------------
duly executed by both Investor and the Company, and the other Conditions to the Commitment Closing set forth in Section 2.2(b)(i) and Section 2.2(c) have been
                                -----------------     --------------
met.

        (b)    Commitment Fee Shares.
               ---------------------
              (i) As a condition to the Commitment Closing, on or prior to the Effective Date the Company shall issue to Investor or its designee, as an estimate of the maximum number of Commitment Fee Shares to which Investor may be or become entitled under this Agreement, 3,000,000 Commitment Fee Shares (representing an estimate of the final number of Commitment Fee Shares that may become payable to Investor hereunder). The Commitment Fee Shares shall be evidenced by a stock certificate titled in the name of Investor or its designee and delivered to the Company's legal counsel to hold in trust for Investor.
The stock certificate shall bear a legend substantially in the form set forth in Section 5.1(b) hereof and, at the Company's option, an additional legend
   --------------
indicating that such shares are subject to the contractual restrictions set forth in this Agreement.

              (ii) If the Commitment Fee is paid in cash when due, the certificate for the Commitment Fee Shares issued pursuant to Section 2.2(b)(i)
                                                             -----------------
shall be returned to the Company by its legal counsel and cancelled.

              (iii) The Commitment Fee is payable in full on the earliest of:
                                                                 --------
(A) the first Tranche Closing Date, in cash by offset from the proceeds of the first Tranche, or (ii) the six-month anniversary of the Effective Date, at the Company's option either in cash or in shares of Common Stock valued at the Commitment Share VWAP Price, or (iii) the date that the Registration Statement is declared effective by the SEC, at the Company's option either in cash or in shares of Common Stock valued at the Commitment Share VWAP PriceIf for any reason whatsoever the Commitment Fee or any part thereof has not been paid by the earliest of the three dates described above, then the Commitment Fee Shares issued to Investor or its designee in payment of the Commitment Fee pursuant to
Section 2.2(b)(i) that are being held in trust by counsel for the Company will
-----------------
be delivered to Investor as full or partial payment of the Commitment Fee. If necessary to make the aggregate number of shares delivered to Investor equal to the total Commitment Fee divided by the then-applicable Commitment Share VWAP Price, on the date the Commitment Fee is first payable, the Company shall deliver to Investor either (X) if more shares are required, a second legend-free certificate for the balance of the required shares, or (Y) if less shares are required, a legend-free replacement certificate for the total required number of shares and, in such case, the original certificate shall be returned to the Company for cancellation.

             (iv) On the date that any of the Commitment Fee Shares first become Rule 144 Eligible, the Company shall cause all restrictive legends to be removed from the stock certificate(s) evidencing such Commitment Fee Shares, including without limitation causing the Company's legal counsel to issue any necessary opinions to the Transfer Agent, and unless the Commitment Fee is paid in cash, such Commitment Fee Shares shall be delivered to Investor or its designee as DWAC Shares on the date that the Commitment Fee is payable.

              (v) A total of 3,000,000 shares of Common Stock shall be included in the Registration Statement for potential use by the Company in satisfaction of the Commitment Fee. Prior to the date that Investor is entitled to receive the Commitment Fee Shares, neither Investor nor the Company shall be entitled to sell, pledge, assign or otherwise transfer any of the shares represented by the certificate provided for in Section 2.2(b)(i), nor shall
                                               -----------------
Investor be entitled to vote such shares.

       (c)   Conditions to Investment Commitment. As a condition precedent to
             -----------------------------------
the Commitment Closing, all of the following (the "Conditions to Commitment
                                                   ------------------------
Closing") shall have been satisfied prior to or concurrently with the Company's
-------
execution and delivery of this Agreement:

             (i)  the following documents shall have been delivered to Investor:
(A) this Agreement, executed by the Company, including the Disclosure Schedules;
(B) a Secretary's Certificate as to (x) the resolutions of the Company's board of directors authorizing this Agreement and the Transaction Documents, and the transactions contemplated hereby and thereby, and (y) a copy of the Company's current Certificate of Incorporation, Bylaws, and other governing documents; (C) the Certificate of Designations executed by the Company and filed with the Delaware Secretary of State; (D) the Opinion; and (E) a copy of (1) the Company's press release (if any) announcing the transactions contemplated by this Agreement; and (F) a copy of the Company's Current Report on Form 8-K, as filed with the SEC, describing the transaction contemplated by, and attaching a complete copy of, the Transaction Documents;

             (ii) other than for losses incurred in the ordinary course of business, there has not been any Material Adverse Effect on the Company since the date of the last SEC Report filed by the Company, except as set forth in
Section 4.1(aa) hereof;

             (iii) the representations and warranties of the Company in this Agreement shall be true and correct in all material respects and the Company shall have delivered an Officer's Closing Certificate to such effect to Investor, signed by an officer of the Company;

             (iv) the Warrant to purchase shares of Common Stock with an aggregate exercise price equal to 135.0% of the Maximum Placement (subject to adjustment as set forth therein) shall have been delivered to Investor;

             (v) the Company shall have issued, and delivered to its legal counsel to be held in trust, the stock certificate for the Commitment Fee Shares as described in the definition of "Commitment Fee Shares" in ARTICLE 1 hereof; and

             (vi)  any Required Approval has been obtained.


       (d)   Investor's Obligation to Purchase.  Subject to the prior
             ---------------------------------
satisfaction of all conditions set forth in this Agreement, following Investor's receipt of a validly delivered Tranche Notice, Investor shall be required to purchase from the Company a number of Tranche Shares equal to the permitted Tranche Share Amount, in the manner described below.

2.3     TRANCHES TO INVESTOR
        --------------------

(a)     Procedure to Elect a Tranche. Subject to the Maximum Tranche Amount, the
        ----------------------------
     Maximum Placement and the other conditions and limitations set forth in this Agreement, at any time beginning on the effective date of the Registration Statement, the Company may, in its sole and absolute discretion, elect to exercise one or more individual investments of Preferred Shares under this Agreement (each a "Tranche") according to the following procedure.
                   -------

(b)     Delivery of Tranche Notice.  The Company shall deliver an irrevocable
        --------------------------
written notice (the "Tranche Notice"), in the form attached hereto as Exhibit G,
                     --------------                                   ---------
to Investor stating that the Company shall exercise a Tranche and stating the number of Preferred Shares which the Company will sell to Investor at the Tranche Share Price, and the aggregate purchase price for such Tranche (the "Tranche Purchase Price"). A Tranche Notice delivered by the Company to
 ----------------------
Investor by 4:30 p.m. Eastern time on any Trading Day shall be deemed delivered on the same day. A Tranche Notice delivered by the Company to Investor after 4:30 p.m. Eastern time on any Trading Day, or at any time on a non-Trading Day, shall be deemed delivered on the next Trading Day. The date that the Tranche Notice is deemed delivered is the "Tranche Notice Date". Each Tranche Notice
                                   -------------------
shall be delivered via facsimile or electronic mail, with confirming copy by overnight carrier, in each case to the address set forth in Section 6.2. Except
                                                            -----------
for the first Tranche Closing, the Company may not give a Tranche Notice unless the Tranche Closing for the prior Tranche has occurred or has been cancelled by the Company pursuant to Section 2.3(g).
                        --------------

(c)     Warrant.  On each Tranche Notice Date, that portion of the Warrant equal
        -------
to 135% of the Tranche Amount shall vest and become exercisable, and such vested portion may be exercised at any time on or after such Tranche Notice Date. Any portion of the Warrant that becomes exercisable in connection with the Tranche Notice and is exercised by Investor in accordance with Section 1.1 of the
                                                       -----------
Warrant shall be deemed exercised (i) on the applicable Tranche Notice Date, if the Company receives the Exercise Delivery Documents from Investor by 6:30 p.m. Eastern time on the Tranche Notice Date, or (ii) on the next Trading Day, if the Company receives the Exercise Delivery Documents from Investor after 6:30 p.m. Eastern Time on the applicable Tranche Notice Date or on any subsequent date.

(d)     Conditions Precedent to Right to Deliver a Tranche Notice.  The right of
        ---------------------------------------------------------
the Company to deliver a Tranche Notice is subject to the satisfaction (or written waiver by Investor in its sole discretion), on the date of delivery of such Tranche Notice, of each of the following conditions:

       (i) the Common Stock (including without limitation any shares of Common Stock that may be issued to Investor in payment of the Commitment Fee) shall be listed for and currently trading on the Trading Market, and to the Company's knowledge there is no notice of any suspension or delisting with respect the trading of the shares of Common Stock on such Trading Market;

       (ii) the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as if made on such date (except for any representations and warranties that are expressly made as of a particular date, in which case such representations and warranties shall be true and correct as of such particular date), and no default shall have occurred under this Agreement, or any other agreement with Investor or any Affiliate of Investor, or any other Material Agreement, and the Company shall deliver an Officer's Closing Certificate to such effect to Investor, signed by an officer of the Company;

      (iii) other than losses incurred in the ordinary course of business, there has been no Material Adverse Effect on the Company since the Commitment Closing except as set forth in Section 4.1(aa) hereof;

      (iv) the Company is not, and will not be as a result of the applicable Tranche, in default of this Agreement, any other agreement with Investor or any Affiliate of Investor, or any other Material Agreement;

      (v) there is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated in this Agreement or any other Transaction Document, or requiring any consent or approval which shall not have been obtained, nor is there any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement; no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings shall be in progress, pending or, to the Company's knowledge threatened, by any person (other than Investor or any Affiliate of Investor), that seek to enjoin or prohibit the transactions contemplated by this Agreement;

      (vi) all Common Shares shall have been timely delivered at the times provided for in this Agreement, including all Warrant Shares issuable pursuant to any Exercise Notice delivered to Company prior to the Tranche Notice Date;

      (vii) all previously-issued and issuable Warrant Shares and (except with respect to the first Tranche Closing) all previously issued and issuable Commitment Fee Shares are DWAC Shares, are DTC eligible, and can be immediately converted into electronic form without restriction on resale;

      (viii) Company is in compliance with all requirements to maintain its then-current listing on the Trading Market;

      (ix) the Company has a current, valid and effective Registration Statement permitting the lawful resale of all previously-issued and issuable Common Shares (including without limitation all Warrant Shares issuable upon exercise of the Warrant delivered in connection with such Tranche and any Commitment Fee Shares);

      (x) Company has a sufficient number of duly authorized shares of Common Stock reserved for issuance in such amount as may be required to fulfill its obligations pursuant to the Transaction Documents and any outstanding agreements with Investor and any Affiliate of Investor, including without limitation all Warrant Shares issuable upon exercise of the Warrant issued in connection with such Tranche;

      (xi) Company has provided notice of its delivery of the Tranche Notice to all signatories of a Lock-Up Agreement as required under the Lock-Up Agreement;

      (xii) the aggregate number of Warrant Shares issuable upon exercise of the Warrant on the Tranche Notice Date, when aggregated with all other shares of Common Stock deemed beneficially owned by Investor and its Affiliates (whether acquired in connection with the transactions contemplated by the Transaction Documents or otherwise), would not result in Investor owning more than 9.99% of all Common Stock outstanding on the Tranche Notice Date, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; and

     (xiii) for any Tranche Notice delivered after the earliest of (A) the first Tranche Closing, (B) the six-month anniversary of the Effective Date, or (C) the date the Registration Statement is declared effective by the SEC, Investor shall have previously received the Commitment Fee.

(e)     Documents to be Delivered at Tranche Closing. The Closing of any Tranche
        --------------------------------------------
and Investor's obligations hereunder shall additionally be conditioned upon the delivery to Investor of each of the following (the "Required Tranche
                                                        ----------------
Documents") on or before the applicable Tranche Closing Date:
---------

     (i) a number of Preferred Shares equal to the Tranche Purchase Price divided by the Tranche Share Price shall have been delivered to Investor or an account specified by Investor for the Tranche Shares;

     (ii) the following executed documents: Opinion, Officer's Certificate and Lock-Up Agreements;

     (iii) a Use of Proceeds Certificate, signed by an officer of the Company, and setting forth how the Tranche Purchase Price will be applied by the Company;

     (iv) all Warrant Shares shall have been timely delivered in accordance with any Exercise Notice delivered to Company prior to the Tranche Closing Date;

     (v) all documents, instruments and other writings required to be delivered by the Company to Investor on or before the Tranche Closing Date pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein; and

     (vi) payment of a $5,000.00 non-refundable administrative fee to Investor's counsel, by offset against the Tranche Amount, or by wire transfer of immediately available funds.


(f)     Mechanics of Tranche Closing.
        ----------------------------

(i) Each of the Company and Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to
Section 2.3(e) of this Agreement at or prior to each Tranche Closing.
--------------
Subject to such delivery and the satisfaction of the conditions set forth in
Section 2.3(d) as of the Tranche Closing Date, the closing of the purchase by
--------------
Investor of Preferred Shares shall occur by 5:00 p.m. Eastern time, on the date which is ten (10) Trading Days following (and not counting) the Tranche Notice Date (each a "Tranche Closing Date") at the offices of Investor.
              --------------------

(ii) If any portion of the Warrant is exercised by Investor on or after the Tranche Notice Date and prior to or on the Tranche Closing Date (which exercise shall be effected by Investor sending the Exercise Delivery Documents to the Company in accordance with Section 1.1 of the Warrant), the Company shall send
                           -----------
Investor an electronic copy of its share issuance instructions to the Transfer Agent and shall cause the requisite number of Warrant Shares in accordance with the provisions of Section 2.3(d)(vii) above to be credited to Investor's account
                  -------------------
with DTC as DWAC Shares by 12:00 p.m. Eastern time on the Trading Day after the date the Company receives the Exercise Delivery Documents from Investor. If DWAC shares are not timely credited pursuant to this Section 2.3(f)(ii), then
                                                     ------------------
the Tranche Closing Date shall be extended by one Trading Day for each Trading Day that such timely credit of DWAC Shares is not made.

(iii) On or before each Tranche Closing Date, Investor shall deliver to the Company, in cash or immediately available funds, the Tranche Purchase Price to be paid for such Tranche Shares.

(iv)     The closing (each a "Tranche Closing") for each Tranche shall occur on
                              ---------------
the date that both (i) the Company has delivered to Investor all Required Tranche Documents, and (ii) Investor has delivered to the Company the Tranche Purchase Price.

(g)     Limitation on Obligations to Purchase and Sell.  Notwithstanding any
        ----------------------------------------------
other provision, in the event the Closing Bid Price of the Common Stock during any one or more of the 9 Trading Days following the Tranche Notice Date is below 75.0% of the Closing Bid Price on the Tranche Notice Date, except as otherwise agreed in writing between Investor and the Company, Investor may, at its option, decline to purchase any Tranche Shares on the Tranche Closing Date and in such event the unexercised portion (if any) of the Warrant that relates to the Tranche shall not be exercisable subsequent to such Tranche Closing Date.

2.4     SHARE SUFFICIENCY
        -----------------
On or before the date on which any portion of the Warrant become exercisable, the Company shall have a sufficient number of duly authorized shares of Common Stock for issuance in such amount as may be required to fulfill its obligations pursuant to the Transaction Documents and any outstanding agreements with Investor and any Affiliate of Investor.

2.5     MAXIMUM PLACEMENT
        -----------------
Investor shall not be obligated to purchase any additional Tranche Shares once the aggregate Tranche Purchase Price paid by Investor equals the Maximum Placement.

                                   ARTICLE 3
                                  TERMINATION

3.1     TERMINATION
        -----------
The Investor may elect to terminate this Agreement and the Company's right to initiate subsequent Tranches to Investor under this Agreement (each, a "Termination") upon the occurrence of any of the following:
 -----------

(a) if, at any time, either the Company or any director or executive officer of the Company has engaged in a transaction or conduct related to the Company that has resulted in (i) a SEC enforcement action, including without limitation such director or executive officer being sanctioned by the SEC, or
(ii) a civil judgment or criminal conviction for fraud or misrepresentation, or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

(b) on any date after a Delisting Event that lasts for an aggregate of 20 Trading Days during any calendar year;

(c) if at any time the Company has filed for and/or is subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any Subsidiary of the Company;

(d) the Company is in breach or default of any Material Agreement, which breach or default could have a Material Adverse Effect;

(e) the Company is in breach or default of this Agreement, any Transaction Document, or any agreement with Investor or any Affiliate of Investor;

(f)     upon the occurrence of a Fundamental Transaction;

(g) so long as any Preferred Shares are outstanding, the Company effects or publicly announces its intention to create a security senior to the Series G Preferred Stock, or substantially alters the capital structure of the Company in a manner that materially adversely effects the rights or preferences of the Series G Preferred Stock; and

(h)     on the Termination Date.


3.2     COMPANY TERMINATION
        -------------------
The Company may at any time in its sole discretion terminate (a "Company
                                                                 -------
Termination") this Agreement and its right to initiate future Tranches by
-----------
providing thirty (30) days advance written notice ("Termination Notice") to
                                                    ------------------
Investor.

3.3     EFFECT OF TERMINATION
        ---------------------
Except as otherwise provided herein, the termination of this Agreement will have no effect on any Common Shares, Preferred Shares, Commitment Fee Shares, Warrant, Warrant Shares, or DWAC Shares previously issued, delivered or credited, or on any then-existing rights of any holder thereof. Notwithstanding any other provision of this Agreement and regardless of whether the first Tranche has closed, the Commitment Fee is payable despite any termination of this Agreement and all fees paid to Investor or its counsel are non-refundable.


                                  ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES

4.1     REPRESENTATIONS AND WARRANTIES OF THE COMPANY
        ---------------------------------------------
Except as set forth under the corresponding section of the Disclosure Schedules, which shall be deemed a part hereof and which shall not contain any material non-public information, the Company hereby represents and warrants to, and as applicable covenants with, Investor as of each Closing:

(a)     Subsidiaries.  All of the direct and indirect subsidiaries of the
        ------------
Company are set forth on Section 4.1(a) to the Disclosure Schedule.  The Company
                         --------------
owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of such directly or indirectly owned capital stock or other equity interests are owned free and clear of any Liens. All the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)     Organization and Qualification.  Each of the Company and each Subsidiary
        ------------------------------
is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)     Authorization; Enforcement.  The Company has the requisite corporate
        --------------------------
power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than the filing of the Certificate of Designations. Each of the Transaction Documents has been, or upon delivery will be, duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

(d)     No Conflicts.  The execution, delivery and performance of the
        ------------
Transaction Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, articles of association, bylaws, or other organizational or charter documents, or
(ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected, or (iv) conflict with or violate the terms of any agreement by which the Company or any Subsidiary is bound or to which any property or asset of the Company or any Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)     Filings, Consents and Approvals.  Neither the Company nor any Subsidiary
        -------------------------------
is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of the Certificate of Designations and required federal and state securities filings and such filings and approvals as are required to be made or obtained under the applicable Trading Market rules in connection with the transactions contemplated hereby, each of which has been, or (if not yet required to be filed) shall be, timely filed.

(f)     Issuance of the Securities.  The Securities are duly authorized and,
        --------------------------
when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock and Preferred Stock for issuance of the Securities at least equal to the number of Securities which could be issued pursuant to the terms of the Transaction Documents, based on the then-anticipated exercise prices of the Warrant.

(g)     Capitalization.  Other than as set forth in Section 4.1(g) to the
        --------------                              --------------
Disclosure Schedule, the capitalization of the Company is as described in the Company's most recently filed periodic SEC Report. Except with respect to equity participation rights of the holder of the Company's Series D Preferred Stock all of which have been waived, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities or as set forth in the SEC Reports or on Section 4.1(g) to the Disclosure Schedule, there are no outstanding options,
   --------------
warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

(h)     SEC Reports; Financial Statements.  The Company has filed all required
        ---------------------------------
SEC Reports for the two years preceding the Effective Date (or such shorter period as the Company was required by law to file such SEC Reports) on a timely basis. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)     Material Changes.  Since the date of the latest audited financial
        ----------------
statements included within the SEC Reports (i) there has been no event, occurrence or development that has had, or that could reasonably be expected to result in, a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting,
(iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than as contemplated and permitted by the Transaction Documents), and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans as disclosed in the SEC Reports. The Company does not have pending before the SEC any request for confidential treatment of information.

(j)     Litigation.  Except as set forth on Section 4.1(j) to the Disclosure
        ----------                          --------------
Schedule, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action"), which (i) adversely affects or challenges the legality, validity
    ------
or enforceability of any of the Transaction Documents or the Securities, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor to the knowledge of the Company any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Act.

(k)     Labor Relations.  No material labor dispute exists or, to the knowledge
        ---------------
of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect.

(l)     Compliance.  Neither the Company nor any Subsidiary (i) is in default
        ----------
under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case under clauses (i)-(iii) above as could not have a Material Adverse Effect.

(m)     Regulatory Permits.  The Company and each Subsidiary possess all
        ------------------
certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material
                                                                --------
Permits"), and neither the Company nor any Subsidiary has received any notice of
-------
proceedings relating to the revocation or modification of any Material Permit.

(n)     Title to Assets.  The Company and each Subsidiary have good and
        ---------------
marketable title in fee simple to all real property owned by them that is material to the business of the Company and each Subsidiary and good and marketable title in all personal property owned by them that is material to the business of the Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and each Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and each Subsidiary are held by them under valid, subsisting and enforceable leases of which the Company and each Subsidiary are in compliance.

(o)     Patents and Trademarks.  The Company and each Subsidiary have, or have
        ----------------------
rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual
                                                                 ------------
Property Rights").  Neither the Company nor any Subsidiary has received a
---------------
written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth on Section 4.1(j) to the Disclosure Schedule, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of the Company or each Subsidiary.

(p)     Insurance.  The Company and each Subsidiary are insured by insurers of
        ---------
recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and each Subsidiary are engaged, including but not limited to directors and officers insurance coverage at least equal to the Maximum Placement. To the best of Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)     Transactions With Affiliates and Employees.  Except as set forth in the
        ------------------------------------------
SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any equity incentive plan of the Company.

(r)     Sarbanes-Oxley; Internal Accounting Controls.  The Company is in
        --------------------------------------------
material compliance with all provisions of the Sarbanes-Oxley Act of 2002, which are applicable to it as of the date of the Commitment Closing. The Company and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed
           ---------------
periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the Company's disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal accounting controls or its disclosure controls and procedures or, to the Company's knowledge, in other factors that could materially affect the Company's internal accounting controls or its disclosure controls and procedures.

(s)     Certain Fees.  Except for the payment of the Commitment Fee or as set
        ------------
forth on Section 4.1(s) to the Disclosure Schedule, no brokerage or finder's
         --------------
fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4.1(s) (including without limitation as set forth
                     --------------
on Section 4.1(s) to the Disclosure Schedule) that may be due in connection with
   --------------
the transactions contemplated by this Agreement or the other Transaction Documents.

(t)     Private Placement. Assuming the accuracy of Investor representations and
        -----------------
warranties set forth in Section 4.2, no registration under the Act is required
                        ------------
for the offer and sale of the Securities by the Company to Investor as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of any Trading Market.

(u)     Investment Company. The Company is not, and is not an Affiliate of, and
        ------------------
immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(v)     Registration Rights.  No Person (other than Investor pursuant to the
        -------------------
Transaction Documents) has any right to cause the Company to effect the registration under the Act of any securities of the Company.

(w)     Listing and Maintenance Requirements.  The Common Stock is registered
        ------------------------------------
pursuant to Section 12 of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(x)     Application of Takeover Protections.  The Company and its Board of
        -----------------------------------
Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Investor as a result of Investor and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and Investor's ownership of the Securities.

(y)     Disclosure; Non-Public Information.  Except with respect to the
        ----------------------------------
information that will be, and to the extent that it actually is timely publicly disclosed by the Company pursuant to Section 2.2(c)(i), and notwithstanding any
                                     -----------------
other provision in this Agreement or the other Transaction Documents, neither the Company nor any other Person acting on its behalf has provided Investor or its agents or counsel with any information that constitutes or might constitute material, non-public information, including without limitation this Agreement and the Exhibits, Appendices and Schedules hereto, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that neither Investor nor any Affiliate of Investor shall have any duty of trust or confidence that is owed directly, indirectly, or derivatively to the Company or the shareholders of the Company or to any other Person who is the source of material non-public information regarding the Company. No information contained in the Disclosure Schedules constitutes material non-public information. There is no adverse material information regarding the Company that has not been publicly disclosed prior to the Effective Date. The Company understands and confirms that Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to Investor regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(z)     No Integrated Offering. Neither the Company, nor any of its Affiliates,
        ----------------------
nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Act or which could violate any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

(aa)     Financial Condition.  As set forth in the SEC Reports, the Company
         -------------------
anticipates that all cash resources will be expended by early in the first quarter of 2010 and, if unable to raise additional financing, the Company may be required to: (1) reduce spending plans, (2) license products or technologies that the Company would otherwise seek to commercialize to third parties, and/or
(3) sell certain assets. In connection with the transactions contemplated by the Transaction Documents: (i) the Company has paid undisputed debts as they matured for at least one year prior to the Effective Date, (ii) the Company will not be rendered insolvent by such transactions, (iii) after giving effect to such transactions, the Company will be able to pay its short term debts as they mature, (iv) such transactions will not cause the Company to be left with unreasonably small capital for the business in which it is engaged and proposes to be engaged, (v) the Company did not and does not have any intent to hinder, delay, or defraud any of its creditors, (vi) the Company has a valid business reason for entering into such transactions, and (vii) the Company is receiving new value and consideration therefor constituting reasonably equivalent value and fair market value consideration.

(bb)     Tax Status.  The Company and each of its Subsidiaries has made or filed
         ----------
all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

(cc)     No General Solicitation or Advertising.  Neither the Company nor, to
         --------------------------------------
the knowledge of the Company, any of its directors or officers (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Securities, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Act or made any "directed selling efforts" as defined in Rule 902 of Regulation S.

(dd)     Foreign Corrupt Practices.  Neither the Company, nor to the knowledge
         -------------------------
of the Company, any agent or other person acting on behalf of the Company, has
(i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ee)     Acknowledgment Regarding Investor's Purchase of Securities.  The
         ----------------------------------------------------------
Company acknowledges and agrees that Investor is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to Investor's purchase of the Securities. The Company further represents to Investor that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

(ff)     Accountants.  The  Company's  accountants  are  set  forth  in  the SEC
         -----------
Reports and such accountants are an independent registered public accounting firm as required by the SEC Guidance.

(gg)     No Disagreements with Accountants and Lawyers.  There are no
         ---------------------------------------------
disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company, and the Company is current with respect to any fees owed to its accountants and lawyers, except for any past-due amounts that may be owed in the ordinary course of business.

(hh)     Registration Statements and Prospectuses.
         ----------------------------------------

         (i) The offer and sale of the Common Shares as contemplated hereby complies with the requirements of Rule 415 under the Act.

         (ii) The Company has not, directly or indirectly, used or referred to any "free writing prospectus" (as defined in Rule 405 under the Act) except in compliance with Rules 164 and 433 under the Act.

         (iii) The Company is not an "ineligible issuer" (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Common Shares contemplated by any Registration Statement filed or to be filed, without taking into account any determination by the SEC pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an "ineligible issuer."

(ii)     Section 5 Compliance. No representation or warranty or other statement
         --------------------
made by Company in the Transaction Documents contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. The Company is not aware of any facts or circumstances that would cause the transactions contemplated by the Transaction Documents, when consummated, to violate Section 5 of the Act or other federal or state securities laws or regulations.


4.2     REPRESENTATIONS AND WARRANTIES OF INVESTOR. Investor hereby represents
        ------------------------------------------
and warrants as of the Effective Date as follows:

(a)     Organization; Authority.  Investor is an entity duly incorporated,
        -----------------------
validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor. Each Transaction Document to which it is a party has been (or will be) duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)     Investor Status.  At the time Investor was offered the Securities, it
        ---------------
was, and at the Effective Date it is an "accredited investor" as defined in Rule 501(a) under the Act.

(c)     Experience of Investor.  Investor, either alone or together with its
        ----------------------
representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(d)     General  Solicitation.  Investor  is  not purchasing the Securities as a
        ---------------------
result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

     The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 4.2.
                                                                    -----------

                                   ARTICLE 5
                         OTHER AGREEMENTS OF THE PARTIES

5.1     TRANSFER RESTRICTIONS
        ---------------------
(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than (i) pursuant to an effective Registration Statement or Rule 144, (ii) to the Company, (iii) to an Affiliate of Investor, or (iv) in connection with a pledge as contemplated in Section 5.1(b), the Company may require the transferor
                          --------------
thereof to provide to the Company an opinion of Luce Forward Hamilton &
Scripps LLP ("Luce Forward"), or other counsel selected by the transferor and
              ------------
reasonably acceptable to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Act.

(b)     Investor  agrees  to  the  imprinting,  so  long  as is required by this
Section 5.1,  of  the  following  legend, or substantially similar legend, on
-----------
any certificate  evidencing  Securities  other  than  DWAC  Shares:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.


     The Company agrees to cause such legend to be removed immediately upon effectiveness of a Registration Statement, or when any Common Shares are eligible for sale under Rule 144 and, if requested by Investor or the transfer agent, to promptly provide at the Company's expense a legal opinion of counsel to the Company confirming that such legend may be removed. Company further acknowledges and agrees that Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At Investor's reasonable expense, the Company will execute and deliver such documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

5.2     FURNISHING OF INFORMATION
        -------------------------
As long as Investor owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Effective Date pursuant to the Exchange Act. Upon the request of Investor, the Company shall deliver to Investor a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) such information as is required for Investor to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Act within the limitation of the exemptions provided by Rule 144.

5.3     INTEGRATION
        -----------
The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Act of the sale of the Securities to Investor or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

5.4     SECURITIES LAWS DISCLOSURE; PUBLICITY
        -------------------------------------
The Company shall timely file a Current Report on Form 8-K as required by this Agreement, and in the Company's discretion shall file a press release, in each case reasonably acceptable to Investor, disclosing the material terms of the transactions contemplated hereby. The Company and Investor shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor Investor shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any such press release of Investor, or without the prior consent of Investor, with respect to any such press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law or Trading Market regulations, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Investor, or include the name of Investor in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of Investor, except (i) as contained in the Current Report on Form 8-K and press release described above,
(ii) as required by federal securities law in connection with any registration statement under which the Common Shares are registered, (iii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide Investor with prior notice of such disclosure, or (iv) to the extent such disclosure is required in any SEC Report filed by the Company.

5.5     SHAREHOLDERS RIGHTS PLAN
        ------------------------
No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that Investor is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and Investor. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

5.6     NON-PUBLIC INFORMATION
        ----------------------
The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide Investor or its agents or counsel with any information that the Company believes or reasonably should believe constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information. On and after the Effective Date, except as may be set forth in a written and executed confidentiality agreement, neither Investor nor any Affiliate Investor shall have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to the Company or the shareholders of the Company, or to any other Person who is the source of material non-public information regarding the Company. The Company understands and confirms that Investor shall be relying on the foregoing in effecting transactions in securities of the Company.

5.7     REIMBURSEMENT
        -------------
If Investor becomes involved in any capacity in any proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by Investor to or with any current stockholder), solely as a result of Investor's acquisition of the Securities under this Agreement, the Company will reimburse Investor for its reasonable legal and other reasonable expenses (including the reasonable cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred, or will assume the defense of Investor in such matter. The reimbursement obligations of the Company under this Section 5.7 shall be in addition to any liability which the Company may
     -----------
otherwise have, shall extend upon the same terms and conditions to any Affiliates of Investor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of Investor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, Investor and any such Affiliate and any such Person. The Company also agrees that neither Investor nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

5.8     INDEMNIFICATION OF INVESTOR
        ---------------------------
(a)     Company Indemnification Obligation.  Subject to the provisions of this
        ----------------------------------
Section 5.8, the Company will indemnify and hold Investor and any Warrant
-----------
holder, their Affiliates and attorneys, and each of their directors, officers, shareholders, partners, employees, agents, and any person who controls Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange
Act (collectively, the "Investor Parties" and each an "Investor Party"),
                        ----------------               --------------
harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, reasonable costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any Investor Party may
                                       ------
suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (ii) any action instituted against any Investor Party, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of an Investor Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of Investor's representations, warranties or covenants under the Transaction Documents or any agreements or understandings Investor may have with any such stockholder or any violations by Investor of state or federal securities laws or any conduct by Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance), (iii) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement (or in a Registration Statement as amended by any post-effective amendment thereof by the Company), or arising out of or based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and/or (iv) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (or any amendments or supplements to any Prospectus), in any free writing prospectus, in any "issuer information" (as defined in Rule 433 under the Act) of the Company, or in any Prospectus together with any combination of one or more of the free writing prospectuses, if any, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)     Indemnification Procedures.  If any action shall be brought against an
        --------------------------
Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. The Investor Parties shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Investor Parties except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict with respect to the dispute in question on any material issue between the position of the Company and the position of the Investor Parties such that it would be inappropriate for one counsel to represent the Company and the Investor Parties. The Company will not be liable to the Investor Parties under this Agreement (i) for any settlement by an Investor Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is either attributable to Investor's breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents.

5.9     RESERVATION OF SECURITIES
        -------------------------
The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

5.10     LIMITED STANDSTILL
         ------------------
The Company will deliver to Investor on or before each Tranche Closing Date, and will honor and enforce, and will take reasonable actions to assist Investor in enforcing, the provisions of, the Lock-Up Agreements with the Company's officers, directors and beneficial owners of 10% or more of the Common Stock.

5.11     PROSPECTUS AVAILABILITY AND CHANGES
         -----------------------------------
The Company will make available to Investor upon request, and thereafter from time to time will furnish Investor, as many copies of any Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the applicable Registration Statement) as Investor may request for the purposes contemplated by the Act; and in case Investor is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Common Shares, or after the time a post-effective amendment to the applicable Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of
Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be. The Company will advise Investor promptly of the happening of any event within the time during which a Prospectus is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise Investor promptly if, during such period, it shall become necessary to amend or supplement any Prospectus to cause such Prospectus to comply with the requirements of the Act, and in each case, during such time, to prepare and furnish, at the Company's expense, to Investor promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance. The Company shall have no obligation to separately advise Investor of, or deliver copies to Investor of, the SEC Reports, all of which Investor shall be deemed to have notice of.

5.12     REQUIRED APPROVAL.  No transactions contemplated under this Agreement
         -----------------
or the Transaction Documents shall be consummated for an amount that would require approval by any Trading Market or Company stockholders under any approval provisions, rules or regulations of any Trading Market applicable to the Company, unless and until such approval is obtained. Company shall use best efforts to obtain any required approval as soon as possible.

5.13     ACTIVITY RESTRICTIONS.  For so long as Investor or any of its
         ---------------------
Affiliates holds any Preferred Shares, Commitment Fee Shares, Warrant, Warrant Shares, or DWAC Shares, neither Investor nor any Affiliate will: (i) vote any shares of Common Stock owned or controlled by it, solicit any proxies, or seek to advise or influence any Person with respect to any voting securities of the Company; (ii) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of the Company, alone or together with any other Person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of the Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its subsidiaries, (c) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries, (d) any change in the present board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of the Company, (f) any other material change in the Company's business or corporate structure, including but not limited to, if the Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in the Company's charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of the Company by any Person, (h) causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of the Company becoming eligible for termination of registration pursuant to
Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (iii) request the Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this Section 5.13.
                  ------------

5.14     REGISTRATION STATEMENTS AND PROSPECTUSES.
         ----------------------------------------
(a) The Company will use its best efforts to file within 45 (forty-five) calendar days after the Effective Date (or as soon as possible thereafter), to cause to become effective as soon as possible thereafter, and to remain effective until all Common Shares have been sold or are Rule 144 Eligible, a Registration Statement for the resale of all Common Shares issued or issuable hereunder including without limitation all Warrant Shares underlying the Warrant or such lesser number of Common Shares permitted to be registered pursuant to SEC Guidance. Each Registration Statement shall comply when it becomes effective, and, as amended or supplemented, at the time of any Tranche Notice Date, Tranche Closing Date, or issuance of any Common Shares, and at all times during which a prospectus is required by the Act to be delivered in connection with any sale of Common Shares, will comply, in all material respects, with the requirements of the Act.

(b) Each Registration Statement, as of its respective effective time, will not, as applicable, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) Each Prospectus will comply, as of its date and the date it will be filed with the SEC, and, at the time of any Tranche Notice Date, Tranche Closing Date, or issuance of any Common Shares, and at all times during which a prospectus is required by the Act to be delivered in connection with any sale of Common Shares, will comply, in all material respects, with the requirements of the Act.

(d) At no time during the period that begins on the date a Prospectus is filed with the SEC and ends at the time a Prospectus is no longer required by the Act to be delivered in connection with any sale of Common Shares will any such Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) Each Registration Statement will meet, and the offering and sale of the Common Shares as contemplated hereby will comply with, the requirements of Rule 415 under the Act.

(f) The Company will not, directly or indirectly, use or refer to any "free writing prospectus" (as defined in Rule 405 under the Act) except in compliance with Rules 164 and 433 under the Act.

(g) The Company will not be an "ineligible issuer" (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Common Shares contemplated by any Registration Statement that is filed, without taking into account any determination by the SEC pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an "ineligible issuer."

(h) If (i) there is material non-public information regarding the Company which the Company's Board of Directors reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose and which the Company would be required to disclose under the Registration Statement, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets other than in the ordinary course of business or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board of Directors reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, and in the case of either (i) or (ii) the Company reasonably believes it is required under SEC Guidance to postpone or suspend filing or effectiveness of the Registration Statement, the Company shall immediately notify Investor in writing that the Registration Statement may not be used in connection with any sales of the Company's securities for a period not to exceed 10 consecutive days (a "Blackout Period"), provided that the aggregate of all Blackout Periods may not exceed 30 days during any 12 month period. During a Blackout Period, the Company shall not be permitted to deliver any Tranche Notices or effect any Tranche Closings.

5.15     INVESTOR DUE DILIGENCE.  Investor shall have the right and opportunity
         ----------------------
to conduct due diligence, at its own expense, with respect to any Registration Statement or Prospectus in which the name of Investor or any Affiliate of Investor appears.

5.16     REGISTRATION.  In the event that all Common Shares that Company is
         ------------
required to make available to Investor, including as Warrant Shares upon the exercise of Warrants, are not, by the one year anniversary of the Effective Date, made available to Investor as DWAC Shares without restriction on resale pursuant to (i) an effective Registration Statement (with the number of Warrant Shares included therein subject to the limitation set forth in Section 5.14(a)
                                                               ---------------
hereof), or (ii) Rule 144 without requiring discharge by payment in full of any notes given in exchange for any Warrant Shares prior to the sale thereof or limiting the amount of securities that may be sold, Company shall, at Investor's election in Investor's sole discretion, exercise the Company's Redemption Option provided for in Section 6 of the Certificate of Designations to effectuate the
                ---------
repurchase of any outstanding Preferred Shares.


                                  ARTICLE 6
                                MISCELLANEOUS

6.1     FEES AND EXPENSES
        -----------------
Except for the $20,000.00 non-refundable document preparation fee previously paid by the Company to counsel for Investor (which shall cover only the initial draft of the Transaction Documents and one week of legal fees), the receipt of which is hereby acknowledged, and the $5,000.00 non-refundable administrative fee payable to counsel for Investor at each Tranche Closing, or as may be otherwise provided in this Agreement, each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company acknowledges and agrees that Luce Forward solely represents Investor, and does not represent the Company or its interests in connection with the Transaction Documents or the transactions contemplated thereby. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities, if any.

6.2     NOTICES
        -------
Unless a different time of day or method of delivery is set forth in the Transaction Documents, any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:30 p.m. Eastern time on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered later than 5:30 p.m. Eastern time or on a day that is not a Trading Day, (c) the next Trading Day after receipt from a nationally recognized overnight courier service, (d) three Trading Days following the date of mailing by U.S. mail, or (e) upon actual receipt by the party to whom such notice is given by personal delivery. The addresses for such notices and communications are those set forth following the signature page hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.3     AMENDMENTS; WAIVERS
        -------------------
No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.4     HEADINGS
        --------
The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof

6.5     SUCCESSORS AND ASSIGNS
        ----------------------
This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Investor, which consent shall not be unreasonably withheld or delayed. Investor may assign any or all of its rights under this Agreement (a) to any Affiliate, or (b) to any Person other than an Affiliate to whom Investor assigns or transfers any Securities provided that such Person agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Investor".

6.6     NO THIRD-PARTY BENEFICIARIES
        ----------------------------
This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 5.8.
             -----------

6.7     GOVERNING LAW; DISPUTE RESOLUTION
        ---------------------------------
All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law that would require or permit the application of the laws of any other jurisdiction. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses reasonably incurred in connection with the investigation, preparation and prosecution of such action or proceeding.

6.8     SURVIVAL
        --------
The representations and warranties contained herein shall survive the Closing and the delivery and exercise of the Securities.

6.9     EXECUTION
        ---------
This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or in a PDF by e-mail transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.10     SEVERABILITY
         ------------
If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.11     REPLACEMENT OF SECURITIES
         -------------------------
If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.12     REMEDIES
         --------
In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
Neither the Company nor Investor shall be liable for special, indirect, consequential or punitive damages suffered or alleged to be suffered by the other party or any third party, whether arising from or related to the Transaction Documents or otherwise.

6.13     PAYMENT SET ASIDE
         -----------------
To the extent that the Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.14     LIQUIDATED DAMAGES
         ------------------
The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been cancelled.

6.15     TIME OF THE ESSENCE
         -------------------
Time is of the essence with respect to all provisions of this Agreement that specify a time for performance.

6.16     CONSTRUCTION
         ------------
The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.17     ENTIRE AGREEMENT
         ----------------
This Agreement, together with the Exhibits, Appendices and Schedules hereto, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding or representation not expressly set forth hereinabove. The parties hereby expressly waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any Person's reliance on any such assurance.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ENTECH SOLAR, INC.


By:  /s/ Sandra J. Martin
     ---------------------------
Name:    Sandra J. Martin
Title:   Chief Financial Officer


SOCIUS ENERGY CAPITAL GROUP, LLC


By:     /s/ Terry Peizer
       -----------------------------
Name:       Terry Peizer
Title:      Managing Director

                              ADDRESSES FOR NOTICE

TO COMPANY:

Entech Solar, Inc.
13301 Park Vista Boulevard, Suite 100
Fort Worth, Texas 76177
Attention: Sandra J. Martin, CFO
Fax No.: (817) 224-3601
Email: smartin@entechsolar.com

with copies (which shall not constitute notice) to:

Salvo Landau Gruen and Rogers
510 Township Line Road
Blue Bell, Pennsylvania 19422
Attention: Stephen A. Salvo, Esq.
Fax No.: (215) 653-0383
Email: ssalvo@salvolandau.com

and

Bingham McCutchen LLP
399 Park Avenue
New York, New York 10022
Attention: Jacob J. Worenklein, Esq.
Fax No.: 212 (752-5378)
Email: jacob.worenklein@bingham.com

TO INVESTOR:
Socius Energy Capital Group, LLC
11150 Santa Monica Boulevard, Suite 1500
Los Angeles, California 90025
Fax No.:  (310) 444-5300
Email: info@sociuscg.com

with a copy (which shall not constitute notice) to:

Luce Forward Hamilton & Scripps LLP
601 South Figueroa Street, Suite 3900
Los Angeles, California 90017
Attention:  John C. Kirkland, Esq.
Fax No.:  (213) 452-8035
Email:  jkirkland@luce.com